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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 22, 2000
                                                --------------------------------


                             Wolfpack Corporation
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Delaware                                      56-2086188
  -----------------------------------                 ----------------------
      (State or other jurisdiction                         (IRS Employer
   of incorporation or organization)                    Identification No.)


     17 Glenwood Avenue, Raleigh, North Carolina                   27603
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number:                 (919) 831-1351
                              -----------------------------------------------




                                Not Applicable
   -----------------------------------------------------------------------
        (Former Name or Former Address, If Changed since Last Report.)
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Item 1.  Changes in Control of Registrant.

(a) Wolfpack Corporation ("Wolfpack") has completed the acquisition of JetCo Communications Corporation, a Texas corporation, ("JetCo"). Wolfpack has acquired all of the issued and outstanding capital stock of JetCo, including its subsidiaries, which do business under the names E-Z Fon Services, Inc. ("E-Z Fon") and E-Z Wireless, Inc. ("E-Z Wireless"). For the purchase of JetCo's capital stock, JetCo shareholders received 10,241,170 shares of newly issued common stock of Wolfpack. As a result, the former JetCo shareholders own approximately 57% of the capital stock of Wolfpack. William W. Evans, the President of JetCo, received 8,691,170 shares of Wolfpack common stock, approximately 48% of the capital stock of Wolfpack, giving Mr. Evans effective control over matters submitted to the shareholders.

E-Z Fon provides prepaid local telephone service to approximately 5,000 customers in Texas. Revenues for the first five months of calendar year 2000 were approximately $430,000 and net profits were approximately $65,000. Revenues for last year were approximately $211,000 with a net loss of approximately $9,000.

E-Z Wireless is a prepaid cellular phone service provider operating in Texas and has service agreements in seven other states. Revenues for the first five months of calendar year 2000 were approximately $187,000 and from inception (July 1999) through December 1999 revenues were approximately $122,000. E-Z Wireless broke even during those periods.

JetCo has recently completed an acquisition of 3,000 customers and distribution channels with outlets in each major city in Texas. JetCo's goal is to have 50,000 customers by the end of 2000.

JetCo is currently licensed to provide phone service in Texas and has applied for a similar license in 23 additional states.

JetCo has also developed proprietary Integrated Communications Provider software, which JetCo anticipates will be completed during the second quarter. The software, along with the anticipated new service agreements will enable E-Z Fon to provide local phone service, long distance, wireless, paging, Internet and satellite television services to both prepaid and conventional invoiced residential customers. JetCo has made enhancements to its software to allow customers to choose services by the Internet.

(a)  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

See response to Item 1(a) above.

Item 7.  Financial Statements and Exhibits

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(b)    Financial Statements - The financial statements required to be filed under Item 7 of Form 8-K shall be filed within 60 days of the date this Current Report on Form 8-K is required to be filed.

(c) Pro Forma Financial Information - The pro forma financial information required to be filed under Item 7 of Form 8-K shall be filed within 60 days of the date this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

10.1 Common Stock Purchase Agreement by and between Wolfpack Corporation and Jetco Communications Corporation dated as of January 13, 2000*
10.2 Addendum to the Common Stock Purchase Agreement by and between Wolfpack Corporation and Jetco Communications Corporation dated as of March 15, 2000*
10.3 Common Stock Purchase Agreement by and between Wolfpack Corporation and Jetco Communications Corporation dated as of March 31, 2000*
10.4 Common Stock Purchase Agreement by and among William W. Evans, Ira A. Hunt, Jr., John Patrick Wellington, Michelle Maidenberg and Wolfpack Corporation dated as of March 31, 2000*
10.5   Press Release dated June 28, 2000

* Previously filed in Wolfpack Corporation's Current Report on Form 8-K filed on April 21, 2000 and incorporated herein by reference.

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     Pursuant to the  requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WOLFPACK CORPORATION



Date: June 30, 2000                     By: /s/ PETER L. COKER
                                           ---------------------------------
                                        Peter L. Coker
                                        President

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Exhibit Index

10.1 Common Stock Purchase Agreement by and between Wolfpack Corporation and Jetco Communications Corporation dated as of January 13, 2000*
10.2 Addendum to the Common Stock Purchase Agreement by and between Wolfpack Corporation and Jetco Communications Corporation dated as of March 15, 2000*
10.3 Common Stock Purchase Agreement by and between Wolfpack Corporation and Jetco Communications Corporation dated as of March 31, 2000*
10.4 Common Stock Purchase Agreement by and among William W. Evans, Ira A. Hunt, Jr., John Patrick Wellington, Michelle Maidenberg and Wolfpack Corporation dated as of March 31, 2000*
10.5   Press Release dated June 28, 2000

* Previously filed in Wolfpack Corporation's Current Report on Form 8-K filed on April 21, 2000 and incorporated herein by reference.

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Exhibit 10.5 Press Release

Company Press Release

For Immediate Release
---------------------

Wolfpack Corporation completes acquisition of Jetco Communications Corporation

RALEIGH, N.C. -- June 30, 2000 - Wolfpack Corporation (OTCBB: WLFP) today announced that it has completed the acquisition of JetCo Communications Corporation.

Wolfpack has acquired all of the outstanding capital stock of JetCo, including its subsidiaries, which do business under the names E-Z Fon Services, Inc. ("E-Z Fon") and E-Z Wireless, Inc. ("E-Z Wireless"). JetCo shareholders received 10,241,170 shares of newly issued common stock of Wolfpack. Former JetCo shareholders now own approximately 57% of the capital stock of Wolfpack on a fully diluted basis.

E-Z Fon provides prepaid local telephone service to approximately 5,000 customers in Texas. Revenues for the first five months of calendar year 2000 were approximately $430,000 and net profits were approximately $65,000. Revenues for last year were approximately $211,000 with a net loss of approximately $9,000.

E-Z Wireless is a prepaid cellular phone service provider operating in Texas and has service agreements in seven other states. Revenues for the first five months of calendar year 2000 were approximately $187,000 and from inception (July 1999) through December 1999 revenues were approximately $122,000. E-Z Wireless broke even during those periods.

JetCo has recently completed an acquisition of 3,000 customers and distribution channels with outlets in each major city in Texas. JetCo's goal is to have 50,000 customers by the end of 2000.

JetCo is currently licensed to provide phone service in Texas and has applied for a similar license in 23 additional states.

JetCo has also developed proprietary Integrated Communications Provider software, which JetCo anticipates will be completed during the second quarter. The software, along with the anticipated new service agreements will enable E-Z Fon to provide local phone service, long distance, wireless, paging, Internet and satellite television services to both prepaid and conventional invoiced residential customers. JetCo has made enhancements to its software to allow customers to choose services by the Internet.

Wolfpack Corporation is a holding company, the principal assets of which consist of JetCo,

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AAM Investment Council, Inc., a currently inactive investment management company, and Dina Porter, Inc., a retailer of high quality women's fashion apparel and accessories. For further information, contact: Wolfpack at (919) 831-1351.

Disclaimer: This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by, or on behalf of, the company, are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

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